SAFE, RELIABLE NATURAL GAS AT OUR CORE … AND SO MUCH MORE







A Chat With The New York/Boston Investment Community

NJR Clean Energy Ventures

Stanley M. Kosierowski – President

Christopher Savastano – Managing Director, Development

June 15-16, 2016

New Jersey Resources

Regarding Forward Looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's Net Financial Earnings (NFE) guidance for fiscal 2016 and NFE growth beyond 2016, dividend growth, forecasted contribution of business segments to fiscal 2016 NFE and to NFE beyond fiscal 2016, future New Jersey Natural Gas Company (NJNG) customer growth, future capital expenditures and infrastructure investments, the effect of the federal Production Tax Credit (PTC) and federal Investment Tax Credit (ITC) extension on NJRCEV, the long-term outlook for NJR Clean Energy Ventures Corporation (NJCEV), diversification of NJRCEV's strategy, NJRCEV's future solar and wind projects, NJRCEV's other potential renewable/distribution projects and future opportunities, and the PennEast Pipeline project.

The factors that could cause actual results to differ materially from NJR's expectations, assumptions and beliefs include, but are not limited to, weather and economic conditions; changes in the rate of NJNG's customer growth; volatility of natural gas and other commodity prices; changes in rating agency requirements and/or credit ratings; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post-employment benefit plans as a result of downturns in the financial markets, lower discount rates, revised actuarial assumptions or impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental and regulatory approvals, land-use rights, electrical grid connection and/or financing for the construction, development and operation of NJR's non-regulated energy investments and NJNG's planned infrastructure projects in a timely manner; risks associated with the management of the company's joint ventures, partnerships and investment in a master limited partnership; risks associated with our investments in renewable energy projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for Solar Renewable Energy Certificates (SRECs) and operational risks related to projects in service; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process, including through the base rate case filing; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce; the regulatory and pricing policies of federal and state regulatory agencies; the costs of compliance with present and future environmental laws, including potential climate change-related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes; environmental-related and other litigation and other uncertainties; risks related to cyber-attack or failure of information technology systems; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers. The aforementioned factors are detailed in the "Risk Factors" sections of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on November 24, 2015, which is available on the SEC's website at sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes the non-GAAP measure, NFE. As an indicator of the Company's operating performance, this measure should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share.

NFE excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJR Energy Services (NJRES), net of applicable tax adjustments as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV.

Management uses NFE as a supplemental measure to other GAAP results to provide a more complete understanding of the Company's performance. Management believes this non-GAAP measure is more reflective of the Company's business model, provides transparency to investors and enables period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.

Our Business Portfolio

Business	Description		Expected Net Financial Earnings Contribution Fiscal 2016
New Jersey Natural Gas	• Strong customer growth • Infrastructure investments to ensure safety and reliability • Regulatory incentives	Regulated	→ 60 – 70 percent
NJR Midstream	• Steckman Ridge – 12 Bcf storage facility • 1.8 million Dominion Midstream Partners, LP units • 20 percent interest in PennEast Pipeline	Regulated	→ 5 – 10 percent
NJR Clean Energy Ventures	• Residential and commercial solar investments – 120.2 MW installed capacity • Among the largest residential installers in New Jersey • Three onshore wind projects – 80.4 MW installed capacity; 4th under construction	Unregulated	→ 10 – 20 percent
NJR Energy Services	• Physical natural gas and producer services • Storage and asset management • Positioned to capitalize on growing natural gas demand	Unregulated	→ 5 – 15 percent
NJR Home Services	• Installation of HVAC equipment and natural gas generators • Approximately 115,000 service contracts • Appliance repair services	Unregulated	→ 1 – 3 percent

Our Long-Term Average Annual NFE Growth Strategy Remains 5 to 9 Percent*

How will we achieve this?

Invest in Infrastructure to:

- ***Expand and improve our distribution system*** to serve a growing customer base and ensure safe, reliable and resilient service
- ***Develop Midstream projects*** like PennEast Pipeline

Invest and develop Distributed Power projects such as solar and wind at NJRCEV

Provide physical and producer services by leasing and managing storage and transportation assets at NJRES

Our fiscal 2016 NFE guidance is $1.55 to $1.65 per share*

* *A reconciliation from NFE to net income is set forth on Slide 19.*

NJNG's Regulated Growth Model

Current Operating Assets

- 7,080 miles of transportation and distribution infrastructure
- 519,000+ customers

Fiscal 2016 NFE

3 Months - $49.0 million
6 Months - $79.5 million

- FY2Q16 NFE increase from FY2Q15 due to higher utility gross margin from customer additions, BGSS incentive programs and regulatory initiatives

Future Earnings Contributors

- Customer growth
- Rate case
- New infrastructure projects



Customers at Fiscal Year End
Thousands
525
520
515
510
505
500
495
490
485
480
495
500
497
504
512
519
2011
2012
2013
2014
2015
YTD 2016



Customer Additions
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
7,599
7,858
8,150
8,550
8,750
FY14A
FY15A
FY16E
FY17E
FY18E
New Construction
Conversions

NJR Midstream

Current Investments

Steckman Ridge

- $127 million investment, 12 Bcf natural gas storage facility in southwest PA
- 50/50 joint venture with Spectra Energy
- Direct access to Mid-Atlantic markets

Dominion Midstream Partners

- Value $62.1 million*
- Current annual distribution rate of $0.854 per unit

Fiscal 2016 NFE

3 Months - $2.2 million
6 Months - $4.6 million

- Consistent FY2Q16 NFE due to storage service revenue and demand for hub services at Steckman Ridge

Future Earnings Contributors

- Steckman Ridge
- Dominion Midstream
- PennEast Pipeline
  - Received FERC Notice of Schedule for Environmental Review in March 2016
  - Currently anticipated in service date in the last quarter of fiscal 2018 or the first quarter of fiscal 2019



PennEast Pipeline
Compressor A
UGI Utilities
Compressor B
Compressor C
Texas Eastern
Transco
Lambertville

1,838,932 shares @ $33.75 as of March 31, 2016 close.

NJR Energy Services



Current Operations

- Firm storage (40 Bcf in the US and Canada)
- Firm transportation (1.4 Bcf/d)
- Producer services
- Utility asset management
- Electric generation management

Fiscal 2016 NFE

3 Months - $17.0 million

6 Months - $27.0 million

- Lower FY2Q16 NFE compared with FY2Q15 due to much warmer weather that reduced volatility


NFE
$90
$60
$30
$0
$MM
FY11A
FY12A
FY13A
3 Yr Avg
FY14
FY15A
FY16E
FY17E
FY18E

Future Earnings Contributors

- Earnings subject to volatility in natural gas markets
- Factors impacting natural gas markets include:
  - Weather
  - Record natural gas-fired electric generation exceeding coal generation output for first time in history
  - LNG export facilities scheduled to come on line in 2016

NJR Clean Energy Ventures



Current Operating Assets

Commercial Solar
- 22 projects in service
- 82.6 MW

Residential Solar - The Sunlight Advantage®
- 4,250+ customers
- Over 700 leases signed, awaiting installation
- 37.6 MW

Three community wind farms
- Geographically diverse
- 80.4 MW
- Supported by PPAs/Hedges

Fiscal 2016 NFE

3 Months - $11.8 million
6 Months - $19.3 million

- Lower FY2Q16 NFE compared with FY2Q15 due to timing of recognizing tax credits

Future Earnings Contributors

Commercial Solar
- Grid connected and net metered projects

Residential solar leases

Onshore wind farms

Other potential renewable/distribution projects





NJR Clean Energy Ventures – Scope of our Business

NJR's Distributed Power Business

Residential Solar	Commercial Solar	Onshore Wind







Ongoing review of other technologies and markets
(battery storage, community energy, combined heat and power gas generation)

NJ SREC Market – Signals of a Balanced Market



$350
$300
$250
$200
$150
$100
$50
$-
$/MWh
$290
$70
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Spot SREC Prices
SACP

- SREC prices reflect return to balanced market
- ITC extension and high SREC prices stimulating pipeline
- NJRCEV actively hedging portfolio

NJRCEV SREC Hedging – Preservation of Margins



250
200
150
100
50
-
Thousands of SRECs
170
197
214
163
156
140
FY16E
FY17E
FY18E
Hedged
Expected Generation
Current Generation

Pct. Hedged:	**96%**	**79%**	**65%**
Average Price:	**$212**	**$230**	**$226**
Current Average Market Price:	**$294**	**$295**	**$261**

As of June 4, 2016
Karbone Inc.

Legislative Initiatives Underway to Support New Jersey's Solar Industry


Solar Carve Out
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Retail Sales
0.2%
0.3%
0.4%
0.7%
2.1%
2.5%
2.8%
3.0%
3.2%
3.3%
3.4%
3.5%
3.6%
3.7%
3.7%
3.8%
3.9%
4.0%
4.1%
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028
Energy Year

Source: N.J.A.C. § 14:8-2

PTC and ITC Extensions Provide Long-Term Support for Market Development

Solar ITC Rate	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
30%										
26%										
22%										
10%							Permanent 10% ITC →			

Wind PTC Rate	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
$23										
$17										
$9										
No PTC				No PTC						

ITC Rate for New Projects

In Service Requirement

Source: IHS Inc.

NJRCEV Asset Performance is a Critical Value Driver and Key Factor for Future Success

Operational excellence drives returns from a growing, diversified base of assets

2016 Asset Base
MWs Installed = 212


80.4
38.3
93.3
Commercial Solar
Residential Solar
Wind

Value Drivers

- Availability
  - Scheduled Planned Maintenance
  - Predictive Maintenance
- Solar Irradiance
- Wind Speeds
  - Diversification

Operating Revenues (MM)
6 Months March 31, 2016


$2.1
$5.4
$7.9
SREC Sales
Electricity Sales
Other

Ongoing operations drive vast majority of value creation for NJRCEV in terms of Energy Sales Revenue, SREC Revenue and Production Tax Credits

Proposed Net Metering Changes – Upcoming Challenges



ME
NY
NH
MA
CT
RI
NJ
PA
DE
OH
WV
MD
VA
DC
MN
WI
IA
IL
NV
CA
CO
AZ
NM
AR
MS
SC
LA
FL
HI
Proposed Changes
Successor tariff/policy
Established for first time
Aggregate cap
System size limits
Changes to compensation
Other changes

Active debates on net metering triggered by caps and utility pushback

NJRCEV Continues to Capitalize on the Construction of New Assets

Conditions are ripe for the continued "build out" of solar and wind assets

Solar Drivers

- Cost basis for solar projects continues to decline, although not as quickly as in the past
- Continued technical advancement in the main components of solar project (panels and inverters)
- Technical advancement has driven further efficiencies, thus lowering construction costs on a per-watt basis
- Investment tax credit creates new opportunities
- Cost of capital – 9 percent unlevered IRR; 15 percent ROE

Wind Drivers

- Cost basis for wind projects continues to decline
- Continued technical advancement in the main components of a wind project (larger towers and longer blades)
- Technical advancement has driven further efficiencies, thus lowering construction costs on a per-watt basis
- Production tax credit supports marginal projects
- Cost of capital – 8.1 percent unlevered IRR; 11.5 percent ROE

This will lead to portfolio expansion over the planning horizon

Future Opportunities

- **Expand solar in new markets**
- **Continue to grow wind portfolio**
- **Battery storage**
- **Distributed gas generation, e.g., CHP, residential generation**
- **Microgrids**
- **Smart Home**

Reconciliation to Non-GAAP Measures

A reconciliation of NFE for the three- and six- months of fiscal 2016 and 2015, to net income is provided below:

	Three Months Ended March 31,		Six Months Ended March 31,	
(Thousands)	**2016**	2015	**2016**	2015
Net income	**$ 73,657**	$ 60,903	**$ 122,304**	$ 184,223
Add:				
Unrealized loss (gain) on derivative instruments	**3,170**	68,474	**2,036**	(20,198)
Effects of economic hedging related to natural gas inventory	**(1,053)**	(23,450)	**2,760**	(32,215)
Tax adjustments	**2,436**	(6,784)	**742**	22,443
Net financial earnings	**$ 78,210**	$ 99,143	**$ 127,842**	$ 154,253
Weighted Average Shares Outstanding				
Basic	**85,834**	85,328	**85,754**	84,940
Diluted	**86,898**	86,370	**86,818**	85,982
Basic net financial earnings per share	**$ 0.91**	$ 1.16	**$ 1.49**	$ 1.82

NJR At A Glance

Our Financial Goals:	1. Average annual NFE growth of 5 to 9 percent 2. Dividend growth of 6 to 8 percent 3. Maintain appropriate metrics to support our credit rating
Ticker Symbol (NYSE):	NJR
Price Range (52 Weeks):	$37.52 - $26.89*
Enterprise Value:	$3.8 billion*
Market Capitalization:	$3.2 billion*
Annual Dividend Rate/Yield:	$0.96/2.6 percent*
Total Assets:	$3.2 billion**
Shares Outstanding:	86.8 million**
Book Value Per Share:	$13.35**

Capitalization (3-31-16):	($MM)**	
Common Equity	$1,207.8	54.5%
Short-Term Debt	164.2	7.4
Long-Term Debt	844.4	38.1
Total Capitalization	$2,216.4	100.0%

* As of and for the period ended June 14, 2016

** As of March 31, 2016

Dennis Puma
Director, Investor Relations
732-938-1229
dpuma@njresources.com

Joanne M. Fairechio
Director, Investor Relations
732-378-4967
jfairechio@njresources.com

1415 Wyckoff Rd.
Wall, NJ 07719

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